Exhibit 32.2

Certification of Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Benjamin Chung, the Chief Financial Officer of GreenBox POS (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:

1.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Benjamin Chung

Benjamin Chung

Chief Financial Officer

(Principal Financial Officer)

Date: March 31, 2022